UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2006
ALTUS PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51711 (Commission File Number)	04-3573277 (I.R.S. Employer Identification No.)

125 Sidney Street, Cambridge, Massachusetts (Address of principal executive offices)	02139 (Zip Code)
Registrant’s telephone number, including area code: (617) 299-2900
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (a), (c) and (d): Not applicable.
     (b) On June 9, 2006, Lynne H. Brum resigned as a member of the Board of Directors of Altus Pharmaceuticals Inc. (the “Company”), effective June 9, 2006.
     In addition, the terms of Richard H. Aldrich and Peter L. Lanciano, two current directors of the Company, will expire at the Company’s upcoming 2006 Annual Meeting of Stockholders, to be held on July 27, 2006. Neither Mr. Aldrich nor Mr. Lanciano will be standing for re-election to the Company’s Board of Directors at that meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS PHARMACEUTICALS INC.
By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber
Vice President, Chief Financial Officer and Treasurer

Date:    June 12, 2006

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